UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pathfinder Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF PATHFINDER ACQUISITION CORPORATION

1950 University Avenue, Suite 350

Palo Alto, CA 94303

Dear Pathfinder Acquisition Corporation Shareholder:

You are cordially invited to attend an extraordinary general meeting of Pathfinder Acquisition Corporation, a Cayman Islands exempted company (“Pathfinder” or the “Company”), which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023 (the “Shareholder Meeting”) or on such other date and at such other place to which the meeting may be postponed or adjourned. In order to facilitate access, shareholders will be able to attend the Shareholder Meeting virtually and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would if they were to attend the Shareholder Meeting in person.

To participate in the Shareholder Meeting and vote virtually, please visit https://www.cstproxy.com/pathfinderacquisition/2023. The attached Notice of the Shareholder Meeting and proxy statement describe the business Pathfinder will conduct at the Shareholder Meeting (unless Pathfinder determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about Pathfinder that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated January 11, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Redemption Limit Elimination Proposal—To amend, by way of special resolution, Pathfinder’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with an initial business combination (such limitation, the “Redemption Limitation”) and to authorize Pathfinder to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001 (the “Redemption Limit Elimination Proposal”);

2.

Proposal No. 2 — Extension Amendment Proposal—To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date by which Pathfinder has to consummate a business combination (the “Charter Extension”) from February 19, 2023 to May 19, 2023 (the “Charter Extension Date”) and to allow Pathfinder, without another shareholder vote, by resolution of Pathfinder’s board of directors (the “Board”), to elect to further extend the Charter Extension Date by one month, for a total of four months, until June 19, 2023 (the “Additional Extension Date”), unless the closing of a Business Combination (as defined below) has occurred prior thereto (the “Extension Amendment Proposal”); and

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Proposal No. 3 — Adjournment Proposal—To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of Pathfinder represented (either in person or by proxy) at the time of the Shareholder Meeting to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

As previously disclosed, on October 3, 2022, Pathfinder, Motion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pathfinder (“Merger Sub”) and Movella Inc., a Delaware corporation (“Movella”), entered into a business combination agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), contemplating several transactions (collectively, the “Business Combination”), including the domestication of Pathfinder as a Delaware corporation (the “Domestication,” and, as Pathfinder is referred to immediately following the Domestication, “New Movella”) and promptly following the consummation of the Domestication, the merger of Merger Sub with and into Movella (the “Merger”) with Movella as the surviving company in the Merger and, after giving effect to the Merger, Movella becoming a wholly owned subsidiary of New Movella.

In connection with the Business Combination Agreement, Pathfinder, Merger Sub and Movella entered into a debt commitment letter, dated as of October 3, 2022 (the “Commitment Letter”), with FP Credit Partners, L.P., an affiliate of Francisco Partners (FP Credit Partners, L.P. and/or its managed funds, affiliates, financing parties or investment vehicles, collectively, “FP”), pursuant to which FP committed to provide $75.0 million of financing to support the Business Combination. Under the terms of the Commitment Letter, FP committed (i) to provide a senior secured note facility in the aggregate principal amount of $25.0 million prior to the closing of the Business Combination, (ii) to launch a tender offer for the purchase of up to $75.0 million of Pathfinder’s Class A Ordinary Shares (the “Tender Offer”), and (iii) to the extent the total amount tendered and actually purchased upon expiration of the Tender Offer is less than $75.0 million, to purchase from Pathfinder an amount of common stock, par value $0.00001 per share, of New Movella (the “New Movella Common Stock”) equal to the difference between $75.0 million and the amount of Class A Ordinary Shares purchased by FP in the Tender Offer pursuant to one or more subscription agreements to be entered into by and among FP on the one hand and Pathfinder on the other hand, which would occur substantially concurrently with the Merger (and, for the avoidance of doubt, after the Domestication) (the “FP Private Placement”).

On December 5, 2022, FP Credit Partners II, L.P. and FP Credit Partners Phoenix II, L.P. (the “Offerors”) commenced (within the meaning of Rule 14d-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Tender Offer. On the terms and subject to the conditions set forth in the Offer to Purchase and Letter of Transmittal, each dated as of December 5, 2022, the Tender Offer was due to expire at 11:59 p.m., Eastern Time, on January 4, 2023 (the “Expiration Time”). Prior to the Expiration Time, on January 4, 2023, the Offerors irrevocably and unconditionally terminated the Tender Offer. As a result of this termination, no Class A Ordinary Shares were purchased in the Tender Offer, all Class A Ordinary Shares previously tendered and not withdrawn were promptly returned to tendering holders and FP will purchase $75.0 million of shares of New Movella Common Stock in the FP Private Placement. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 4, 2022, and our registration statement on Form S-4, as amended from time to time, initially filed with the SEC on October 31, 2022.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limitation is eliminated, such amendment will take effect prior to the Charter Extension. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” in the accompanying proxy statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Pathfinder additional time to complete the Business Combination.

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The Memorandum and Articles of Association provide that Pathfinder has until February 19, 2023 to complete its initial Business Combination (the “Termination Date”). The Board has determined that it is in the best interests of Pathfinder to eliminate the Redemption Limitation and seek an extension of the Termination Date and have Pathfinder’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, Pathfinder believes that Pathfinder may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Pathfinder would be precluded from completing the Business Combination and would be forced to liquidate.

Pathfinder’s sponsor, Pathfinder Acquisition LLC (the “Sponsor”) has agreed that, upon approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal, the Sponsor will contribute to Pathfinder as a loan (each loan being referred to herein as a “contribution”) $0.04 for each Class A Ordinary Share that is not redeemed in connection with the shareholder vote at the Shareholder Meeting for each month (or a pro rata portion thereof if less than one month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve the Business Combination and (ii) $750,000 has been loaned. Accordingly, the amount deposited per share will depend on the number of Class A Ordinary Shares that remain outstanding after redemptions in connection with the shareholder vote at the Shareholder Meeting and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until April 19, 2023 to complete the Business Combination and assume no Class A Ordinary Shares are redeemed such that all of our 32,500,000 Class A Ordinary Shares remained outstanding after the conclusion of the Shareholder Meeting, then the amount deposited in connection with the extension would be approximately $0.023 per share in total for the entire extension period. Each contribution, if any, will be deposited in the Trust Account (as defined below) within three business days of the beginning of each month of the Charter Extension, with the first month beginning on February 20, 2023. The contribution(s) will not bear any interest and will be repayable by Pathfinder to the Sponsor upon consummation of the Business Combination. The aggregate amount deposited to any holder of Class A Ordinary Shares on a monthly basis will be rounded down to the nearest whole cent.

Pathfinder reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Redemption Limit Elimination Proposal or the Extension Amendment Proposal and not implement the Charter Extension. In the event the Shareholder Meeting is cancelled, and the Business Combination is not consummated on or before the Termination Date, Pathfinder will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Under the Memorandum and Articles of Association, the holders of Class A Ordinary Shares issued as part of the units sold in Pathfinder’s initial public offering (the “Public Shares”), may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemptions”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved by the requisite vote of shareholders (and are not abandoned upon a determination by Pathfinder that the Redemption Limit Elimination Proposal or the Extension Amendment Proposal are no longer necessary), the holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.16 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $330,048,326 as of the Record Date (including interest not previously released to Pathfinder to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market (“Nasdaq”) on the

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Record Date was $10.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.06 more per share than if the shares were sold in the open market. Pathfinder cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Pathfinder believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Pathfinder does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved and the Business Combination or another business combination is not completed on or before the Termination Date, Pathfinder will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Pathfinder to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pathfinder’s remaining shareholders and the Pathfinder Board, liquidate and dissolve, subject in each case to Pathfinder’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws.

Subject to the foregoing, approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal at the Shareholder Meeting. The Adjournment Proposal may be put to the Shareholder Meeting as the first resolution to be voted on.

The Board has fixed the close of business on January 10, 2023 (the “Record Date”) as the date for determining Pathfinder’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

Pathfinder believes that it is in the best interests of Pathfinder’s shareholders that Pathfinder eliminate the Redemption Limitation and obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Pathfinder and its shareholders, and recommends that you vote or give instruction to vote “FOR” such proposals.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the

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Shareholder Meeting. Approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting convened to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date or the Additional Extension Date, as applicable.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PATHFINDER’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Pathfinder urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Pathfinder Acquisition Corporation

/s/ Richard Lawson
Richard Lawson
Chairman of the Board of Directors

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PATHFINDER ACQUISITION CORPORATION

1950 University Avenue, Suite 350

Palo Alto, CA 94303

NOTICE OF AN EXTRAORDINARY GENERAL MEETING

OF PATHFINDER ACQUISITION CORPORATION

TO BE HELD ON FEBRUARY 1, 2023

To the Shareholders of Pathfinder Acquisition Corporation:

NOTICE IS GIVEN that an extraordinary general meeting of Pathfinder Acquisition Corporation, a Cayman Islands exempted company (“Pathfinder” or the “Company”), which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023 (the “Shareholder Meeting”) or on such other date and at such other place to which the meeting may be postponed or adjourned. In order to facilitate access, shareholders will be able to attend the Shareholder Meeting virtually and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would if they were to attend the Shareholder Meeting in person.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on: (i) a redemption limit elimination proposal, by way of special resolution, to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with an initial business combination and to authorize Pathfinder to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001; (ii) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which Pathfinder has to consummate a business combination (the “Charter Extension”) from February 19, 2023 to May 19, 2023 (the “Charter Extension Date”) and to allow Pathfinder, without another shareholder vote, by resolution of Pathfinder’s board of directors (the “Board”), to elect to further extend the Charter Extension Date by one month, for a total of four months, until June 19, 2023 (the “Additional Extension Date”), unless the closing of a Business Combination (as defined below) has occurred prior thereto (the “Extension Amendment Proposal”); and (iii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Pathfinder ordinary shares represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless Pathfinder determines that it is not necessary to hold the Shareholder Meeting as described in this proxy statement), more fully described below in this proxy statement, which is dated January 11, 2023 and is first being mailed to shareholders on or about that date. A copy of the proposed amendment to the Memorandum and Articles of Association is attached to this proxy statement in Annex A.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.

Proposal No. 1 — Redemption Limit Elimination Proposal — RESOLVED, as a special resolution that: (i) Pathfinder be and is hereby authorized to redeem Public Shares in an amount that would cause Pathfinder’s net tangible assets to be less than $5,000,001 and (ii) Article 157(b) be deleted in its entirety and replaced with the following new Article 157(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay tax obligations, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

2.	Proposal No. 2 — Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)	the first clause of Article 163(a) of Pathfinder’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 163(a):

“In the event that either the Company does not consummate a Business Combination by May 19, 2023 (the “Charter Extension Date”) or by June 19, 2023 (the “Additional Extension Date”) where the board of Directors, prior to the Charter Extension Date, resolves to extend the deadline date of the initial Business Combination to the Additional Extension Date, or a resolution of the Company’s Members is passed pursuant to the Companies Act, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall:”

b)	Article 163(b) of Pathfinder’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 163(b):

“If any amendment is made to Article 163(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Charter Extension Date or the Additional Extension Date (as applicable) or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its tax obligations, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

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Proposal No. 3 — Adjournment Proposal — RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Pathfinder represented (either in person or by proxy) to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal (the “Adjournment Proposal”).

As previously disclosed, on October 3, 2022, Pathfinder, Motion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pathfinder (“Merger Sub”) and Movella Inc., a Delaware corporation (“Movella”), entered into a business combination agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), contemplating several transactions (collectively, the “Business Combination”), including the domestication of Pathfinder as a Delaware corporation (the “Domestication,” and, as Pathfinder is referred to immediately following the Domestication, “New Movella”) and promptly following the consummation of the Domestication, the merger of Merger Sub with and into Movella (the “Merger”) with Movella as the surviving company in the Merger and, after giving effect to the Merger, Movella becoming a wholly owned subsidiary of New Movella.

In connection with the Business Combination Agreement, Pathfinder, Merger Sub and Movella entered into a debt commitment letter, dated as of October 3, 2022 (the “Commitment Letter”), with FP Credit Partners, L.P., an affiliate of Francisco Partners (FP Credit Partners, L.P. and/or its managed funds, affiliates, financing parties or investment vehicles, collectively, “FP”), pursuant to which FP committed to provide $75.0 million of financing to support the Business Combination. Under the terms of the Commitment Letter, FP committed (i) to provide a senior secured note facility in the aggregate principal amount of $25.0 million prior to the closing of the Business Combination, (ii) to launch a tender offer for the purchase of up to $75.0 million of Pathfinder’s Class A Ordinary Shares (the “Tender Offer”), and (iii) to the extent the total amount tendered and actually purchased upon expiration of the Tender Offer is less than $75.0 million, to purchase from Pathfinder an amount of common stock, par value $0.00001 per share, of New Movella (the “New Movella Common Stock”) equal to

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the difference between $75.0 million and the amount of Class A Ordinary Shares purchased by FP in the Tender Offer pursuant to one or more subscription agreements to be entered into by and among FP on the one hand and Pathfinder on the other hand, which would occur substantially concurrently with the Merger (and, for the avoidance of doubt, after the Domestication) (the “FP Private Placement”).

On December 5, 2022, FP Credit Partners II, L.P. and FP Credit Partners Phoenix II, L.P. (the “Offerors”) commenced (within the meaning of Rule 14d-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Tender Offer. On the terms and subject to the conditions set forth in the Offer to Purchase and Letter of Transmittal, each dated as of December 5, 2022, the Tender Offer was due to expire at 11:59 p.m., Eastern Time, on January 4, 2023 (the “Expiration Time”). Prior to the Expiration Time, on January 4, 2023, the Offerors irrevocably and unconditionally terminated the Tender Offer. As a result of this termination, no Class A Ordinary Shares were purchased in the Tender Offer, all Class A Ordinary Shares previously tendered and not withdrawn were promptly returned to tendering holders and FP will purchase $75.0 million of shares of New Movella Common Stock in the FP Private Placement. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 4, 2022, and our registration statement on Form S-4, as amended from time to time, initially filed with the SEC on October 31, 2022.

Each of the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal are more fully described in this proxy statement. Please take the time to read carefully each of the proposals in this proxy statement before you vote.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limitation is eliminated, such amendment will take effect prior to the Charter Extension. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of this proxy statement.

The purpose of the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, are to allow Pathfinder additional time to complete the Business Combination and to eliminate the requirement that Pathfinder have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Business Combination.

The Memorandum and Articles of Association provide that Pathfinder has until February 19, 2023 to complete its initial Business Combination (the “Termination Date”). The Board has determined that it is in the best interests of Pathfinder to eliminate the Redemption Limitation and seek an extension of the Termination Date and have Pathfinder’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, Pathfinder believes that Pathfinder may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Pathfinder would be precluded from completing the Business Combination and would be forced to liquidate.

Pathfinder’s sponsor, Pathfinder Acquisition LLC (the “Sponsor”) has agreed that, upon approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal, the Sponsor will contribute to Pathfinder as a loan (each loan being referred to herein as a “contribution”) $0.04 for each Class A Ordinary Share, par value $0.0001 per share (the “Class A Ordinary Shares”), that is not redeemed in connection with the shareholder vote at the Shareholder Meeting for each month (or a pro rata portion thereof if less than one month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve the Business Combination and (ii) $750,000 has been loaned. Accordingly, the amount deposited per share will depend on the number of Class A Ordinary Shares that remain outstanding after redemptions in connection with the shareholder vote at the Shareholder Meeting and the length of the extension period that will

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be needed to complete the Business Combination. For example, if we need until April 19, 2023 to complete the Business Combination and assume no Class A Ordinary Shares are redeemed such that all of our 32,500,000 Class A Ordinary Shares remained outstanding after the conclusion of the Shareholder Meeting, then the amount deposited in connection with the extension would be approximately $0.023 per share in total for the entire extension period. Each contribution, if any, will be deposited in the Trust Account (as defined below) within three business days of the beginning of each month of the Charter Extension, with the first month beginning on February 20, 2023. The contribution(s) will not bear any interest and will be repayable by Pathfinder to the Sponsor upon consummation of the Business Combination. The aggregate amount deposited to any holder of Class A Ordinary Shares on a monthly basis will be rounded down to the nearest whole cent.

Pathfinder reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Redemption Limit Elimination Proposal or the Extension Amendment Proposal and not implement the Charter Extension. In the event the Shareholder Meeting is cancelled and Pathfinder is unable to complete the Business Combination on or before the Termination Date, Pathfinder will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Pathfinder believes that it is in the best interests of Pathfinder’s shareholders that Pathfinder to eliminate the Redemption Limitation and obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Pathfinder and its shareholders, and recommends that you vote or give instruction to vote “FOR” such proposals.

As contemplated by the Memorandum and Articles of Association, the holders of Class A Ordinary Shares issued as part of the units sold in Pathfinder’s initial public offering (the “Public Shares”), may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemptions”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved by the requisite vote of shareholders (and are not abandoned upon a determination by Pathfinder that the Redemption Limit Elimination Proposal or the Extension Amendment Proposal are no longer necessary), the holders of Public Shares remaining after the Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.16 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $330,048,326 as of the Record Date (including interest not previously released to Pathfinder to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on Nasdaq on the Record Date was $10.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.06 more per share than if the shares were sold in the open market. Pathfinder cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Pathfinder believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Pathfinder does not complete the Business Combination on or before the Termination Date.

Pathfinder cannot predict the amount that will remain in the Trust Account following the Redemption if the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved. The amount remaining in the Trust Account may be only a small fraction of the $330,048,326 that was in the Trust Account as of the Record Date.

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If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, Pathfinder will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Pathfinder to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pathfinder’s remaining shareholders and the Pathfinder Board, liquidate and dissolve, subject in the cases of clauses (ii) and (iii), to Pathfinder’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PATHFINDER’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on January 10, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 32,500,000 issued and outstanding Class A Ordinary Shares and 8,125,000 issued and outstanding Class B Ordinary Shares. Pathfinder’s warrants do not have voting rights.

Our sponsor and Pathfinder’s officers, directors and initial shareholders have, pursuant to a letter agreement, agreed to, among other things, vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of this proxy statement, Pathfinder’s officers, directors and initial shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to Pathfinder’s officers, directors and initial shareholders, (i) approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal will each require the affirmative vote of at least 18,958,334 Ordinary Shares held by public shareholders (or approximately 58.3% of

5

the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 5,416,667 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 12,187,501 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,031,251 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

This proxy statement contains important information about the Shareholder Meeting, the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Pathfinder urges you to read this material carefully and vote your shares.

This proxy statement is dated January 11, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Pathfinder Acquisition Corporation

/s/ Richard Lawson
Richard Lawson Chairman of the Board of Directors

January 11, 2023

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Pathfinder Acquisition Corporation (“Pathfinder”) with respect to, among other things, Pathfinder’s capital resources and results of operations. Likewise, Pathfinder’s financial statements and all of Pathfinder’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Pathfinder’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Pathfinder does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•

the possibility that we may be unable to obtain the requisite shareholder approval of the Redemption Limit Elimination Proposal or the Extension Amendment Proposal, each as defined and described below;

•	Pathfinder’s ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of Pathfinder; and

•	the use of funds not held in the Trust Account (as described herein) or available to Pathfinder from interest income on the Trust Account balance.

While forward-looking statements reflect Pathfinder’s good faith beliefs, they are not guarantees of future performance. Pathfinder disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Pathfinder’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Pathfinder’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2022, in Pathfinder’s registration statement on Form S-4, as amended from time to time, initially filed with the SEC on October 31, 2022 (the “Form S-4”) and in other reports Pathfinder files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Pathfinder (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on February 18, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 1, 2022 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may fail to satisfy a condition in the Business Combination Agreement and may be required to wind up, redeem and liquidate.

On March 30, 2022, the SEC issued a rule proposal that discussed, among other things, circumstances in which special purpose acquisition companies (the “SPAC Rule Proposal”) could potentially be subject to the Investment Company Act of 1940, as amended, and the regulations thereunder (collectively, the “Investment Company Act”). The SPAC Rule Proposal includes a proposed safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act if a special purpose acquisition company satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the proposed safe harbor, the SPAC Rule Proposal would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). To avail itself of the safe harbor in the SPAC Rule Proposal, a company would then be required to complete its initial business combination no later than 24 months after the effective date of its IPO Registration Statement.

We completed our initial public offering in February 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time until our announcement regarding our proposed Business Combination on October 4, 2022. It is possible that a claim could be made that we have been operating as an unregistered investment company.

We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted and we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. In addition, unless we were able to modify our activities so that we would not be deemed an investment company, we may fail to satisfy a condition in the Business Combination Agreement, which could result in the termination of the Business Combination Agreement. After any such termination, we may instead be required to wind up, redeem and liquidate. If we are required to liquidate, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, advise our shareholders that we are instructing the trustee to transfer the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the sale of securities in the Trust Account, if any, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. While the funds in the Trust Account continue to be invested in such instruments, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time advise our shareholders that we are instructing the trustee with respect to the Trust Account to transfer the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter, to hold all funds in the Trust Account in cash until the earlier of consummation of the Business Combination or liquidation of the Company. Following any such sale of the securities held in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to transfer the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company under Section 3(a)(1)(A) of the Investment Company Act, in which case we may be required to liquidate the Company. If we are required to liquidate, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. The risk of being deemed subject to the Investment Company Act may increase the longer the Company holds securities (i.e., the longer past two years the securities are held), and also may increase to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to advise our shareholders that we intend to transfer the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Pathfinder shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023 (the “Shareholder Meeting”) or on such other date and at such other place to which the meeting may be postponed or adjourned. In order to facilitate access, shareholders will be able to attend the Shareholder Meeting virtually and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would if they were to attend the Shareholder Meeting in person.

Q:	Why am I receiving this proxy statement?

A:

Pathfinder is a blank check company incorporated as a Cayman Islands exempted company on December 18, 2020. Pathfinder was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of Pathfinder’s initial public offering on February 19, 2021, an amount of $325,000,000 ($10.00 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering and the sale of the private placement warrants (the “Private Placement Warrants”) to Pathfinder Acquisition LLC (the “Sponsor”) were placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”).

Like most blank check companies, Pathfinder’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) provide for the return of the initial public offering proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before February 19, 2023 (the “Termination Date”).

On October 3, 2022, Pathfinder, Motion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pathfinder (“Merger Sub”) and Movella Inc., a Delaware corporation (“Movella”), entered into a business combination agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), contemplating several transactions (collectively, the “Business Combination”), including the domestication of Pathfinder as a Delaware corporation (the “Domestication,” and, as Pathfinder is referred to immediately following the Domestication, “New Movella”), pursuant to which Movella will become a wholly owned subsidiary of New Movella. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 4, 2022 and the Form S-4.

Without the Charter Extension, Pathfinder believes that there is some risk that Pathfinder might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. Pathfinder believes that it is in the best interests of Pathfinder’s shareholders to eliminate the Redemption Limitation and to continue Pathfinder’s existence until the Charter Extension Date or the Additional Extension Date, as applicable in order to allow Pathfinder additional time to complete the Business Combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023. In order to facilitate access, shareholders will be able to attend the Shareholder Meeting virtually and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would if they were to attend the Shareholder Meeting in person.

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on January 10, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote in person or virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting virtually, Pathfinder urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote in person or virtually if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent. You may attend and vote at the Shareholder Meeting in person or by visiting https://www.cstproxy.com/pathfinderacquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting January 25, 2023 at 10:00 a.m., Eastern Time (five business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/pathfinderacquisition/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8791706#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	Pathfinder shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to this proxy statement to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with an initial business combination (such limitation, the “Redemption Limitation”) and to authorize Pathfinder to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001 (the “Redemption Limit Elimination Proposal”);

2.

Proposal No. 2 — Extension Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to this proxy statement to extend the date by which Pathfinder has to consummate a Business Combination (the “Charter Extension”) from February 19, 2023 to May 19, 2023 (the “Charter Extension Date”) and to allow Pathfinder, without another shareholder vote, by resolution of Pathfinder’s board of directors (the “Board”), to elect to further extend the Charter Extension Date by one month, for a total of four months, until June 19, 2023 (the “Additional Extension Date”), unless the closing of a Business Combination has occurred prior thereto (the “Extension Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 — The Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Extension Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Pathfinder and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Pathfinder and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Extraordinary General Meeting of Pathfinder Shareholders — Interests of the Sponsor, Pathfinder’s Directors, Officers and Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting convened to consider the Business

Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date or the Additional Extension Date, as applicable.

Q:	Are the proposals conditioned on one another?

A:

Unless the Redemption Limit Elimination Proposal is approved, Pathfinder will not proceed with the Charter Extension if Pathfinder will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking redemptions of Public Shares by Pathfinder’s public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”) into account.

If the Redemption Limit Elimination Proposal is approved and the Redemption Limitation is eliminated, such amendment will take effect prior to the Charter Extension. If the Charter Extension is implemented and one or more Pathfinder shareholders elect to redeem their Public Shares pursuant to the Redemption, Pathfinder will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for Pathfinder’s use in connection with consummating the Business Combination, subject to the redemption rights of holders of Public Shares in connection with the Business Combination.

The Adjournment Proposal is conditional on Pathfinder not obtaining the necessary votes for approving the Redemption Limit Elimination Proposal or the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is Pathfinder proposing the Redemption Limit Elimination Proposal?

A:

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation and to expand the reasons upon which Pathfinder may rely, as it has since its initial public offering, to not be subject to the “penny stock” rules of the SEC. The Memorandum and Articles of Association provide that Pathfinder will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of this article was to ensure that, in connection with its initial business combination, Pathfinder would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Pathfinder believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:	Why is Pathfinder proposing, the Extension Amendment Proposal?

A:

The Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Pathfinder additional time to consummate the Business Combination.

Without the Charter Extension, Pathfinder believes that Pathfinder may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Pathfinder would be forced to liquidate.

If the Extension Amendment Proposal would not be approved by Pathfinder’s shareholders based on the tabulated vote, Pathfinder may put the Adjournment Proposal to a vote as the first proposal at the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by Pathfinder’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal.

Pathfinder reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled and Pathfinder is unable to complete the Business Combination on or before the Termination Date, Pathfinder will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:	Why is Pathfinder proposing the Adjournment Proposal?

A:

To allow Pathfinder more time to solicit additional proxies in favor of the Redemption Limit Elimination Proposal or the Extension Amendment Proposal, in the event Pathfinder does not receive the requisite shareholder vote to approve such proposals.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The initial shareholders of Pathfinder, including the Sponsor and each of Pathfinder’s directors and officers (the “Pathfinder Initial Shareholders”), who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Pathfinder Initial Shareholders, an additional 12,187,501 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-discretionary” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so Pathfinder does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the Shareholder Meeting shall be adjourned in accordance with the Memorandum and Articles of Association.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

Approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:	How will the Sponsor, Pathfinder’s directors, officers and its initial shareholders vote?

A:

The Sponsor, Pathfinder’s directors, officers and its initial shareholders have, pursuant to a letter agreement, agreed to, among other things, vote any Ordinary Shares over which they have voting control in favor of each of the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor, Pathfinder’s directors, officers and its initial shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Redemption Limit Elimination Proposal and the Extension Amendment Proposal. On the Record Date, the Sponsor, Pathfinder’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,125,000 Class B Ordinary Shares, representing 20.0% of Pathfinder’s issued and outstanding Ordinary Shares.

Q:	Why should I vote “FOR” the Redemption Limit Elimination Proposal?

A:

Pathfinder believes shareholders will benefit from Pathfinder consummating the Business Combination and is proposing the Redemption Limit Elimination Proposal to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with an initial business combination and to authorize Pathfinder to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001. If the Redemption Limit Elimination Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limit Elimination Proposal) such that Pathfinder’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, we would be unable to consummate the Business Combination even if all contractual conditions to closing the Business Combination are met.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Pathfinder believes shareholders will benefit from Pathfinder consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Pathfinder has to complete the Business Combination until the Charter Extension Date or the Additional Extension Date, as applicable. Without the Charter Extension, Pathfinder believes that Pathfinder may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Pathfinder would be forced to liquidate.

The Sponsor has agreed that, upon approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal, the Sponsor will contribute to Pathfinder as a loan (each loan being referred to herein as a “contribution”) $0.04 for each Class A Ordinary Share that is not redeemed in connection with the shareholder vote at the Shareholder Meeting for each month (or a pro rata portion thereof if less than one month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve the Business Combination and (ii) $750,000 has been loaned. Accordingly, the amount deposited per share will depend on the number of Class A Ordinary Shares that remain outstanding after redemptions in connection with the shareholder vote at the Shareholder Meeting and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until April 19, 2023 to complete the Business Combination and assume no Class A Ordinary Shares are redeemed such that all of our 32,500,000 Class A Ordinary Shares remained outstanding after the conclusion of the Shareholder Meeting, then the amount deposited in connection with the extension would be approximately $0.023 per share in total for the entire extension period. Each contribution, if any, will be deposited in the Trust Account within three business days of the beginning of each month of the Charter Extension, with the first month beginning on February 20, 2023. The contribution(s) will not bear any interest and will be repayable by Pathfinder to the Sponsor upon consummation of the Business Combination. The aggregate amount deposited to any holder of Class A Ordinary Shares on a monthly basis will be rounded down to the nearest whole cent.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by Pathfinder’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than as described in this proxy statement, Pathfinder does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date or the Additional Extension Date, as applicable.

Q:	What happens if the Redemption Limit Elimination Proposal is not approved?

A:

Unless the Redemption Limit Elimination Proposal is approved, Pathfinder will not proceed with the Charter Extension if Pathfinder will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking Redemptions into account.

Q:	If the Redemption Limit Elimination Proposal is approved, what happens next?

A:

If the Redemption Limit Elimination Proposal is approved, Pathfinder will procure all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Redemption Limit Elimination Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If, based on the tabulated vote, there are insufficient votes to approve the Extension Amendment Proposal, Pathfinder may put the Adjournment Proposal to a vote as the first proposal in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof, and the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Pathfinder will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Pathfinder to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pathfinder’s remaining shareholders and the Pathfinder Board, liquidate and dissolve, subject in the cases of clauses (ii) and (iii), to Pathfinder’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws.

The Sponsor, the officers and directors and the Pathfinder Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 8,125,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Pathfinder’s warrants, which will expire worthless in the event Pathfinder dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, Pathfinder will continue to attempt to consummate the Business Combination until the Charter Extension Date or the Additional Extension Date, as applicable. Pathfinder will procure all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Extension Date or the Additional Extension Date, as applicable.

If the Extension Amendment Proposal is approved and the Redemption Limitation is eliminated, such amendment will take effect prior to the Charter Extension. If the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Pathfinder held by Pathfinder’s officers, directors, the Sponsor and its affiliates. Unless the Extension Amendment Proposal is approved, Pathfinder will not proceed with the Charter Extension.

The Sponsor has agreed that, upon approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal, the Sponsor will contribute to Pathfinder as a loan $0.04 for each Class A Ordinary Share that is not redeemed in connection with the shareholder vote at the Shareholder Meeting for each month (or a pro rata portion thereof if less than one month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve the Business Combination and (ii) $750,000 has been loaned. Accordingly, the amount deposited per share will depend on the number of Class A Ordinary Shares that remain outstanding after redemptions in connection with the shareholder vote at the Shareholder Meeting and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until April 19, 2023 to complete the Business Combination and assume no Class A Ordinary Shares are redeemed such that all of our 32,500,000 Class A Ordinary Shares remained outstanding after the conclusion of the Shareholder Meeting, then the amount deposited in connection with the extension would be approximately $0.023 per share in total for the entire extension period. Each contribution, if any, will be deposited in the Trust Account within three business days of the beginning of each month of the Charter Extension, with the first month beginning on February 20, 2023. The contribution(s) will not bear any interest and will be repayable by Pathfinder to the Sponsor upon consummation of the Business Combination. The aggregate amount deposited to any holder of Class A Ordinary Shares on a monthly basis will be rounded down to the nearest whole cent.

Q:	Where will I be able to find the voting results of the Shareholder Meeting?

A:

We will announce preliminary voting results at the Shareholder Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the

Shareholder Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Shareholder Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Pathfinder on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later dated, signed proxy card to Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303 so that it is received by Pathfinder prior to the vote at the Shareholder Meeting (which is scheduled to take place on February 1, 2023) or attend the Shareholder Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Pathfinder’s Chief Executive Officer, which must be received by Pathfinder’s Chief Executive Officer to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal,

will be counted for the purposes of determining whether the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Redemption Limit Elimination Proposal, the Extension Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal, the Board has determined that the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are in the best interests of Pathfinder and its shareholders. The Board recommends that Pathfinder’s shareholders vote “FOR” each of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Pathfinder and its shareholders and recommends that Pathfinder’s shareholders vote “FOR” the Adjournment Proposal.

Q:	What interests do Pathfinder’s directors and officers have in the approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal?

A:

Pathfinder’s directors and officers have interests in each of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Extraordinary General Meeting of Pathfinder Shareholders — Interests of the Sponsor, Pathfinder’s Directors, Officers and Initial Shareholders” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Redemption Limit Elimination Proposal or the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to Pathfinder’s shareholders in connection with either the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with Pathfinder’s initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:

If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are each approved and you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days prior to the vote at the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Pathfinder redeem your Class A Ordinary Shares for cash and (b) deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of September 30, 2022, this would have amounted to approximately $10.06 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the

Shareholder Meeting. If you deliver your shares (along with any applicable share certificates and redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Pathfinder instruct the Transfer Agent to return the shares (and any applicable share certificates) (either physically or electronically through DTC). You may make such request by contacting the Transfer Agent at the phone number, email address or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with our consent, prior to Shareholder Meeting. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically through DTC) to the Transfer Agent by 5:00 p.m., Eastern Time, on January 30, 2023 (two business days prior to the date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, Pathfinder will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

Pathfinder will pay the cost of soliciting proxies for the Shareholder Meeting. Pathfinder has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. Pathfinder will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Pathfinder may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: PFDR.info@investor.morrowsodali.com

You also may obtain additional information about Pathfinder from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares to the Transfer Agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

Phone number: (917) 262-2373

EXTRAORDINARY GENERAL MEETING OF PATHFINDER SHAREHOLDERS

This proxy statement is being provided to Pathfinder shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Pathfinder Shareholders to be held on February 1, 2023, and at any postponement or adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about January 11, 2023 to all shareholders of record of Pathfinder as of January 10, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023. In order to facilitate access, shareholders will be able to attend the Shareholder Meeting virtually and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would if they were to attend the Shareholder Meeting in person.

You can pre-register to attend the virtual Shareholder Meeting starting January 25, 2023 at 10:00 a.m., Eastern Time (five business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/pathfinderacquisition/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8791706#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Pathfinder shareholders will consider and vote on the following proposals:

1.

Proposal No. 1 — Redemption Limit Elimination Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with a Business Combination and to authorize Pathfinder to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001;

2.	Proposal No. 2 — Extension Amendment Proposal — To amend, by special resolution, the Memorandum and Articles of Association to extend the date by which Pathfinder has to consummate a

Business Combination from February 19, 2023 until the Charter Extension Date or the Additional Extension Date, as applicable.

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Pathfinder, you have a right to vote on certain matters affecting Pathfinder. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on January 10, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 40,625,000 issued and outstanding Ordinary Shares, of which 32,500,000 Class A Ordinary Shares are held by Pathfinder public shareholders and 8,125,000 Class B Ordinary Shares are held by the Pathfinder Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Pathfinder Initial Shareholders, who own 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Pathfinder Initial Shareholders, an additional 12,187,501 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “discretionary” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-discretionary” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “discretionary” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-discretionary” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-discretionary” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered “non-discretionary” matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on the proposals to be voted on at the Shareholder Meeting without your instruction.

Because we believe all of the proposals to be voted on at the Shareholder Meeting are “non-discretionary” matters, banks, brokers and other nominees will not have authority to vote on proposals unless instructed, so Pathfinder does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

Approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The Pathfinder Initial Shareholders have, pursuant to a letter agreement, agreed to, among other things, vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Pathfinder Initial Shareholders own 20% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

Proposals	Approval Proposals	Number of Additional Public Shares Required to Approve Proposals
		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares are Present and All Present Shares Cast Votes
Redemption Limit Elimination Proposal	Special Resolution(1)	5,416,667	18,958,334
Extension Amendment Proposal	Special Resolution(1)	5,416,667	18,958,334
Adjournment Proposal	Ordinary Resolution(2)	2,031,251	2,031,251

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on January 10, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

[1]

Under Cayman Islands law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

[2]

Under Cayman Islands law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

If you are a holder of record of the Ordinary Shares, including those shares held as a constituent part of our units, you may vote in person or virtually at the Shareholder Meeting or by submitting a proxy for the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting virtually, Pathfinder urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Shareholder Meeting and vote in person or virtually if you have already voted by proxy.

If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Shareholder Meeting. However, since you are not the holder of record, you may not vote your shares at the Shareholder Meeting unless you request and obtain a valid proxy from your broker or other agent.

You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting in person or by visiting https://www.cstproxy.com/pathfinderacquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Pathfinder’s investor relations department in writing to Pathfinder Acquisition Corporation, 1950 University Avenue, Suite 350, Palo Alto, CA 94303, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Redemption Limit Elimination Proposal, the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Pathfinder shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing PFDR.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that Pathfinder redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.16 per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Pathfinder will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, Pathfinder’s transfer agent, in which you (i) request that Pathfinder redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)

deliver your Class A Ordinary Shares to Continental, Pathfinder’s transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Pathfinder that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Pathfinder Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Pathfinder’s transfer agent, at least two business days prior to the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the outstanding Class A Ordinary Shares, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 10, 2023, the Record Date for the Shareholder Meeting, was $10.10 per share. The cash held in the Trust Account on such date was approximately $330,048,326 (net of taxes payable) ($10.16 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Pathfinder cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to Pathfinder’s transfer agent two business days prior to the vote at the Shareholder Meeting.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to Pathfinder’s shareholders in connection with the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

Proxy Solicitation Costs

Pathfinder is soliciting proxies on behalf of the Pathfinder Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Pathfinder has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. Pathfinder and its directors, officers and employees may also solicit proxies in person. Pathfinder will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Pathfinder will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Pathfinder will pay Morrow Sodali a fee of $32,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Pathfinder’s proxy solicitor. Pathfinder will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Pathfinder shareholders. Directors, officers and employees of Pathfinder who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE REDEMPTION LIMIT ELIMINATION PROPOSAL

Overview

Pathfinder is proposing to amend the Memorandum and Articles of Association to eliminate the requirement that Pathfinder have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Business Combination.

Reasons for the Redemption Limit Elimination Proposal

Pathfinder shareholders are being asked to adopt the proposed amendments to the Memorandum and Articles of Association, prior to Pathfinder deregistering as a Cayman Islands exempted company and transferring by way of continuation to and domesticating as a corporation incorporated under the laws of the State of Delaware, which, in the judgment of the Board, is necessary to facilitate the Business Combination. The Memorandum and Articles of Association limit Pathfinder’s ability to consummate a business combination, or to redeem Class A Ordinary Shares in connection with a business combination, if it would cause Pathfinder to have less than $5,000,001 in net tangible assets. The purpose of such limitation is to ensure that the Ordinary Shares are not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Class A Ordinary Shares would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, Pathfinder is presenting the Redemption Limit Elimination Proposal to facilitate the consummation of the Business Combination. If the Redemption Limit Elimination Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limit Elimination Proposal) such that Pathfinder’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, we would be unable to consummate the Business Combination even if all contractual conditions to closing of the Business Combination are met.

Unless the Redemption Limit Elimination Proposal is approved, Pathfinder will not proceed with the Charter Extension if Pathfinder will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking Redemptions into account.

Vote Required for Approval

The approval of the Redemption Limit Elimination Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limit Elimination Proposal.

As of the date of this proxy statement, the Pathfinder Initial Shareholders have agreed to vote the Ordinary Shares owned by them in favor of the Redemption Limit Elimination Proposal. As of the date hereof, the Pathfinder Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Pathfinder Initial Shareholders, approval of the Redemption Limit Elimination Proposal will require the affirmative vote of at least 18,958,334 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 5,416,667 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as a special resolution that:

(i) Pathfinder be and is hereby authorized to redeem Public Shares in an amount that would cause Pathfinder’s net tangible assets to be less than $5,000,001 and (ii) Article 157(b) be deleted in its entirety and replaced with the following new Article 157(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay tax obligations, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PATHFINDER SHAREHOLDERS VOTE “FOR” THE REDEMPTION LIMIT ELIMINATION PROPOSAL.

The existence of financial and personal interests of Pathfinder’s directors and officers may result in a conflict of interest on the part of one or more of the directors between what they may believe is in the best interests of Pathfinder and its shareholders and what they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 2 — The Extension Amendment Proposal — Interests of the Sponsor, Pathfinder’s Directors, Officers and Initial Shareholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

PROPOSAL NO. 2—THE EXTENSION AMENDMENT PROPOSAL

Overview

Pathfinder is proposing to amend the Memorandum and Articles of Association to extend the date by which Pathfinder has to consummate a Business Combination to the Charter Extension Date or the Additional Extension Date, as applicable, so as to give Pathfinder additional time to complete the Business Combination.

Without the Charter Extension, Pathfinder believes that Pathfinder may not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Pathfinder would be forced to liquidate. Unless the Redemption Limit Elimination Proposal is approved, Pathfinder will not proceed with the Charter Extension if Pathfinder will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking Redemptions into account.

As contemplated by the Memorandum and Articles of Association, the holders of Pathfinder’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $10.16 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $330,048,326 as of the Record Date (including interest not previously released to Pathfinder to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq on the Record Date was $10.10. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.06 more per share than if the shares were sold in the open market. Pathfinder cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Pathfinder believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Pathfinder does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Memorandum and Articles of Association provide that Pathfinder has until February 19, 2023 to complete a Business Combination. Pathfinder and its officers and directors agreed that they would not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Pathfinder provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Pathfinder shareholders that the Redemption Limitation be eliminated and the Charter Extension be obtained so that Pathfinder will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, Pathfinder believes that Pathfinder may not be able to complete the Business Combination on or before February 19, 2023. If that were to occur, Pathfinder would be forced to liquidate.

The Sponsor has agreed that, upon approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal, the Sponsor will contribute to Pathfinder as a loan (each loan being referred to herein as a “contribution”) $0.04 for each Class A Ordinary Share that is not redeemed in connection with the shareholder vote at the Shareholder Meeting for each month (or a pro rata portion thereof if less than one month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve the Business Combination and (ii) $750,000 has been loaned. Accordingly, the amount deposited per share will depend on the number of Class A Ordinary Shares that remain outstanding after redemptions in connection with the shareholder vote at the Shareholder Meeting and the length of the extension period that will be needed to complete the Business Combination. For example, if we need until April 19, 2023 to complete the Business Combination and assume no Class A Ordinary Shares are redeemed such that all of our Class A Ordinary Shares remained outstanding after the conclusion of the Shareholder Meeting, then the amount deposited in connection with the extension would be approximately $0.023 per share in total for the entire extension period. Each contribution, if any, will be deposited in the Trust Account within three business days of the beginning of each month of the Charter Extension, with the first month beginning on February 20, 2023. The contribution(s) will not bear any interest and will be repayable by Pathfinder to the Sponsor upon consummation of the Business Combination. The aggregate amount deposited to any holder of Class A Ordinary Shares on a monthly basis will be rounded down to the nearest whole cent.

The Extension Amendment Proposal is essential to allowing Pathfinder additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, Pathfinder will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to Pathfinder to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pathfinder’s remaining shareholders and the Pathfinder Board, liquidate and dissolve, subject in the cases of clauses (ii) and (iii), to Pathfinder’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws.

The Sponsor, the officers and directors and the Pathfinder Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 8,125,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Pathfinder’s warrants, which will expire worthless in the event Pathfinder dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Pathfinder shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date or the Additional Extension Date, as applicable, are made. Pathfinder will then continue to attempt to consummate the Business Combination until the Charter Extension Date or the Additional Extension Date, as applicable. Pathfinder will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting convened to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date or the Additional Extension Date, as applicable.

Interests of the Sponsor, Pathfinder’s Directors, Officers and Initial Shareholders

When you consider the recommendation of the Board, Pathfinder shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the Pathfinder Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Pathfinder shareholders that they approve the Extension Amendment Proposal. Pathfinder shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $8,500,000 for 4,250,000 Private Placement Warrants, each of which is exercisable commencing on the later of 12 months from the closing of our initial public offering and 30 days following the closing of the Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by the Termination Date, then the proceeds from the sale of the Pathfinder Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Pathfinder Initial Shareholders, including the Sponsor (and certain of Pathfinder’s officers and directors who are members of the Sponsor), have invested in Pathfinder an aggregate of $8,525,000, comprised of the $25,000 purchase price for 8,125,000 Class B Ordinary Shares currently owned by the Pathfinder Initial Shareholders, which includes 25,000 Class B Ordinary Shares transferred to each of Steve Walske, Omar Johnson and Paul Weiskopf in consideration for their service as independent directors of Pathfinder, and the $8,500,000 purchase price for 4,250,000 Private Placement Warrants. Assuming a trading price of $10.10 per Class A Ordinary Share and $0.19 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the Nasdaq on January 10, 2023, the Record Date for the meeting), the 8,125,000 Class B Ordinary Shares and 4,250,000 Private Placement Warrants would have an implied aggregate market value of $82,870,000. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.05 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Pathfinder by the Pathfinder Initial Shareholders. As a result, if the Business Combination is completed, the Pathfinder Initial Shareholders are likely to be able to make a substantial profit on their investment in Pathfinder at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Pathfinder liquidates without completing the Business Combination on or before the Termination Date, the Pathfinder Initial Shareholders will lose their entire investment in Pathfinder;

•

the fact that the Sponsor, Pathfinder’s directors, officers and the Pathfinder Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination, the Redemption Limit Elimination Proposal or the Extension Amendment Proposal;

•

the fact that the Pathfinder Initial Shareholders and Pathfinder’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Pathfinder fails to complete the Business Combination by the Termination Date;

•	the continued indemnification of Pathfinder’s existing directors and officers and the continuation of Pathfinder’s directors’ and officers’ liability insurance after the Business Combination;

•

the fact that the Sponsor and Pathfinder’s officers and directors will lose their entire investment in Pathfinder and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the Business Combination is not consummated on or before the Termination Date; and

•

the fact that if the Trust Account is liquidated, including in the event Pathfinder is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify

Pathfinder to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Pathfinder public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Pathfinder has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Pathfinder, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Additionally, if the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved and Pathfinder consummates the Business Combination, the officers and directors may have additional interests as described in the Form S-4.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal and Extension Amendment Proposal. In connection with Redemption Limit Elimination Proposal and the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that Pathfinder redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.16 per share as of the Record Date), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Pathfinder will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, Pathfinder’s transfer agent, in which you (i) request that Pathfinder redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)

deliver your Class A Ordinary Shares to Continental, Pathfinder’s transfer agent, (together with any applicable share certificates and redemption forms) either physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Pathfinder that have not been tendered (either physically or electronically through DTC) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Pathfinder Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Pathfinder’s transfer agent, at least two business days prior to the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been delivered to Continental (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, prior to 5:00 p.m., Eastern Time, on January 30, 2023 (two business days before the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the outstanding Class A Ordinary Shares, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on January 10, 2023, the Record Date for the Shareholder Meeting, was $10.10 per share. The cash held in the Trust Account on such date was approximately $330,048,326 (net of taxes payable) ($10.16 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Pathfinder cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically through DTC) to Pathfinder’s transfer agent two business days prior to the vote at the Shareholder Meeting.

Vote Required for Approval

Approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

As of the date of this proxy statement, the Pathfinder Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal. As of the date hereof, the Pathfinder Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares but may do so at any time. As a result, in addition to the Pathfinder Initial Shareholders, approval of the Redemption Limit Elimination Proposal and the Extension Amendment Proposal will require the affirmative vote of at least 18,958,334 Ordinary Shares held by public shareholders (or approximately 58.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 5,416,667 Ordinary Shares held by public shareholders (or approximately 16.7% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as a special resolution that:

(a)	the first clause of Article 163(a) of Pathfinder’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 163(a):

“In the event that either the Company does not consummate a Business Combination by May 19, 2023 (the “Charter Extension Date”) or by June 19, 2023 (the “Additional Extension Date”) where the board of Directors, prior to the Charter Extension Date, resolves to extend the deadline date of the initial Business Combination to the Additional Extension Date or a resolution of the Company’s Members is passed pursuant to the Companies Act, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall:”

(b)	Article 163(b) of Pathfinder’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 163(b):

“If any amendment is made to Article 163(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Charter Extension Date or the Additional Extension Date (as applicable) or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its tax obligations, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PATHFINDER SHAREHOLDERS

VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Pathfinder’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Pathfinder Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Pathfinder Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Pathfinder Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 12,187,501 Ordinary Shares held by public shareholders (or approximately 37.5% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 2,031,251 Ordinary Shares held by public shareholders (or approximately 6.3% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share and Class B ordinary shares, par value $0.0001 per share in the capital of Pathfinder represented (either in person or by proxy) to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PATHFINDER SHAREHOLDERS

VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of material U.S. federal income tax considerations for holders of Pathfinder’s Public Shares that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•

“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Pathfinder has not sought, and Pathfinder does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one-fifth of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Pathfinder is treating any Class A Ordinary Share and one-fifth of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Pathfinder’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 2 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Pathfinder or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Pathfinder’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Pathfinder’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Pathfinder. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Pathfinder. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Pathfinder is a PFIC, as discussed below under “- Passive Foreign Investment Company Rules,” such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Pathfinder is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Pathfinder believes that it likely is classified as a PFIC for U.S. federal income tax purposes, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Pathfinder is contingent upon, among other things, the provision by Pathfinder of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a

PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Pathfinder’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 2 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Dividends (including constructive dividends) and gains that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders should consult their own tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Redemption Limit Elimination Proposal or the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF PATHFINDER AND CERTAIN INFORMATION ABOUT PATHFINDER

References in this section to “we,” “our,” or “us” refer to Pathfinder Acquisition Corporation.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on December 18, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. We reviewed a number of opportunities to enter into an initial business combination with one or more operating businesses, and entered into the Business Combination Agreement on October 3, 2022.

IPO and Private Placement

On February 19, 2021, we consummated our initial public offering of 32,500,000 units at $10.00 per unit (the “Units”), including 2,500,000 additional Units to partially cover over-allotments, generating gross proceeds of $325,000,000. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-252498). The SEC declared the registration statement effective on February 16, 2021. Simultaneously with the closing of our initial public offering, we consummated the sale of 4,250,000 Private Placement Warrants to the Sponsor at a price of $2.00 per Pathfinder Private Placement Warrant generating gross proceeds of $8,500,000. On April 2, 2021, the over-allotment option on the remaining Units expired unexercised by the underwriters.

Following the closing of our initial public offering, an amount of approximately $325,000,000 ($10.00 per Pathfinder Unit) from the net proceeds of the sale of the Units in our initial public offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to our shareholders.

The Proposed Business Combination

As previously announced on Pathfinder’s Current Form 8-K filed with the SEC on October 4, 2022, on October 3, 2022, Pathfinder, Motion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Pathfinder (“Merger Sub”) and Movella Inc., a Delaware corporation (“Movella”), entered into a business combination agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), contemplating several transactions (collectively, the “Business Combination”), including the domestication of Pathfinder as a Delaware corporation (the “Domestication,” and, as Pathfinder is referred to immediately following the Domestication, “New Movella”), pursuant to which Movella will become a wholly owned subsidiary of New Movella.

In connection with the Business Combination Agreement, Pathfinder, Merger Sub and Movella entered into a debt commitment letter, dated as of October 3, 2022 (the “Commitment Letter”), with FP Credit Partners, L.P., an affiliate of Francisco Partners (FP Credit Partners, L.P. and/or its managed funds, affiliates, financing parties or investment vehicles, collectively, “FP”), pursuant to which FP committed to provide $75.0 million of financing to support the Business Combination. Under the terms of the Commitment Letter, FP committed (i) to provide a senior secured note facility in the aggregate principal amount of $25.0 million prior to the closing of the Business Combination, (ii) to launch a tender offer for the purchase of up to $75.0 million of Pathfinder’s Class A Ordinary Shares (the “Tender Offer”), and (iii) to the extent the total amount tendered and actually purchased upon expiration of the Tender Offer is less than $75.0 million, to purchase from Pathfinder an amount of common stock, par value $0.00001 per share, of New Movella (the “New Movella Common Stock”) equal to the difference between $75.0 million and the amount of Class A Ordinary Shares purchased by FP in the Tender Offer pursuant to one or more subscription agreements to be entered into by and among FP on the one hand and Pathfinder on the other hand, which would occur substantially concurrently with the Merger (and, for the avoidance of doubt, after the Domestication) (the “FP Private Placement”).

On December 5, 2022, FP Credit Partners II, L.P. and FP Credit Partners Phoenix II, L.P. (the “Offerors”) commenced (within the meaning of Rule 14d-2 promulgated under the Exchange Act) the Tender Offer. On the terms and subject to the conditions set forth in the Offer to Purchase and Letter of Transmittal, each dated as of December 5, 2022, the Tender Offer was due to expire at 11:59 p.m., Eastern Time, on January 4, 2023 (the “Expiration Time”). Prior to the Expiration Time, on January 4, 2023, the Offerors irrevocably and unconditionally terminated the Tender Offer. As a result of this termination, no Class A Ordinary Shares were purchased in the Tender Offer, all Class A Ordinary Shares previously tendered and not withdrawn were promptly returned to tendering holders and FP will purchase $75.0 million of shares of New Movella Common Stock in the FP Private Placement. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 4, 2022, and our registration statement on Form S-4, as amended from time to time, initially filed with the SEC on October 31, 2022.

Without the Charter Extension, Pathfinder believes that there is some risk that Pathfinder might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Pathfinder would be precluded from completing the Business Combination and would be forced to liquidate even if Pathfinder shareholders are otherwise in favor of consummating the Business Combination.

If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Pathfinder’s net asset value. Pathfinder cannot predict the amount that will remain in the Trust Account following the redemption of Public Shares if the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved. The amount remaining in the Trust Account may be only a small fraction of the $330,048,326 that was in the Trust Account as of the Record Date.

Pathfinder believes that given Pathfinder’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Pathfinder is in the best position possible to consummate the Business Combination and that it is in the best interests of Pathfinder’s shareholders that Pathfinder obtain the Charter Extension if needed. Pathfinder believes the Business Combination will provide significant benefits to its shareholders.

You are not being asked to vote on the Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the extraordinary general meeting convened to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Charter Extension Date or the Additional Extension Date, as applicable.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Pathfinder’s Ordinary Shares as of December 15, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Pathfinder’s Ordinary Shares, by:

•	each person known by Pathfinder to be the beneficial owner of more than 5% of Pathfinder’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of Pathfinder’s executive officers and directors that beneficially owns shares of Pathfinder’s Ordinary Shares; and

•	all Pathfinder’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 40,625,000 Ordinary Shares, consisting of (i) 32,500,000 Class A ordinary shares and (ii) 8,125,000 Class B ordinary shares, issued and outstanding as of December 15, 2022. On all matters to be voted upon, except for the election or removal of directors of the board prior to the initial Business Combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
Pathfinder Acquisition LLC(1)	—	—	8,050,000	99.1%	19.8%
Alpha Wave Global, LP(2)	3,152,617	9.7%	—	—	7.8%
Directors and Officers of Pathfinder
Richard Lawson	—	—	8,050,000	99.1%	19.8%
David Chung	—	—	8,050,000	99.1%	19.8%
Lindsay Sharma	—	—	8,050,000	99.1%	19.8%
Lance Taylor	—	—	8,050,000	99.1%	19.8%
Hans Swildens	—	—	8,050,000	99.1%	19.8%
J. Steven Young	—	—	8,050,000	99.1%	19.8%
Steve Walske	—	—	25,000	*	*
Omar Johnson	—	—	25,000	*	*
Paul Weiskopf	—	—	25,000	*	*
All directors and officers as a group (9 individuals)			8,125,000	100%	20.0%

*	Less than one percent.
(1)	The business address of our Sponsor is 1950 University Avenue, Suite 350, Palo Alto, CA 94303.
(2)

The information is based on a Schedule 13G filed with the SEC on February 14, 2022, reporting ownership of Class A Ordinary Shares as of January 31, 2022. Amount reported represents Class A Ordinary Shares held by W Alpha Wave Global, LP, as investment manager of certain affiliated private funds (the “Alpha Wave Funds”) and Richard Gerson, who serves as the Chairman and Chief Investment Officer of Alpha Wave Global, LP, with respect to the shares of Class A ordinary shares held by the Alpha Wave Funds has sole voting power and sole dispositive power over such Class A ordinary shares. The address for Alpha Wave Funds is 660 Madison Avenue, 19th Floor, New York, NY 10065.

FUTURE SHAREHOLDER PROPOSALS

If the Redemption Limit Elimination Proposal and the Extension Amendment Proposal are approved and the Charter Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Charter Extension Date or the Additional Extension Date, as applicable, to consider and vote upon approval of the Business Combination Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, Pathfinder’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. For additional information see the section “Stockholder Proposals and Nominations” in the Registration Statement on Form S-4. If the Redemption Limit Elimination Proposal or the Extension Amendment Proposal are not approved, or if the proposals are approved but we do not consummate a business combination on or before the Termination Date, Pathfinder will dissolve and liquidate. Accordingly, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless Pathfinder has received contrary instructions, Pathfinder may send a single copy of this proxy statement to any household at which two or more shareholders reside if Pathfinder believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Pathfinder’s expenses. However, if shareholders prefer to receive multiple sets of Pathfinder’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Pathfinder’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Pathfinder Acquisition Corporation, 1950 University Avenue, Suite 350, Palo Alto, CA 94303, to inform us of his or her request; or if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Pathfinder files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Pathfinder at the SEC website, which contains reports, proxy statements and other information, at http://www.sec.gov.

This proxy statement is available without charge to shareholders of Pathfinder upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Pathfinder in writing at Pathfinder Acquisition Corporation, 1950 University Avenue, Suite 350, Palo Alto, CA 94303 or by telephone at (650) 321-4910.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Pathfinder, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing PFDR.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than January 25, 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

PATHFINDER ACQUISITION CORPORATION

RESOLVED, as a special resolution that:

(i) Pathfinder be and is hereby authorized to redeem Public Shares in an amount that would cause Pathfinder’s net tangible assets to be less than $5,000,001 and (ii) Article 157(b) be deleted in its entirety and replaced with the following new Article 157(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay tax obligations, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

RESOLVED, as a special resolution that:

(a)	the first clause of Article 163(a) of Pathfinder’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 163(a):

“In the event that either the Company does not consummate a Business Combination by May 19, 2023 (the “Charter Extension Date”) or by June 19, 2023 (the “Additional Extension Date”) where the board of Directors, prior to the Charter Extension Date, resolves to extend the deadline date of the initial Business Combination to the Additional Extension Date or a resolution of the Company’s Members is passed pursuant to the Companies Act, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall:”

(b)	Article 163(b) of Pathfinder’s Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 163(b):

“If any amendment is made to Article 163(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Charter Extension Date or the Additional Extension Date (as applicable) or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its tax obligations, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE Vote by - Internet 24 Hours - a QUICK Day, 7 Days a Week EASY or by Mail PATHFINDER CORPORATION ACQUISITION to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you Votes marked, submitted signed and electronically returned your over proxy the Internet card. must on January be received 31, 2023. by 11:59 p.m., Eastern Time, www. INTERNET cstproxyvote. – com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF PATHFINDER ACQUISITION CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Dear Pathfinder Acquisition Corporation Shareholder: You are cordially invited to attend an extraordinary general meeting of Pathfinder Acquisition Corporation, a Cayman Islands exempted company (“Pathfinder”), which will be held on February 1, 2023, at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023 (the “Shareholder Meeting”) or on such other date and at such other place to which the meeting may be postponed or adjourned. In order to facilitate access, shareholders will be able to attend the Shareholder Meeting virtually and there is no requirement to attend the Shareholder Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would if they were to attend the Shareholder Meeting in person. pathfinderacquisition/2023. To participate in the Shareholder Meeting and vote virtually, please visit https://www.cstproxy.com/ The attached Notice of the Shareholder Meeting and proxy statement describe the business Pathfinder will conduct at the Shareholder Meeting (unless Pathfinder determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about Pathfinder that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated January 11, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals: Adjournment Each of the Proposal Redemption are more Limit fully Elimination described Proposal, in the accompanying the Extension Amendment proxy statement. Proposal Please and take the the vote. time to read carefully each of the proposals in the accompanying proxy statement before you (Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on February 1, 2023 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/pathfinderacquisition/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED EXTENSION PROXY CARD Please mark your votes THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. like this X 1. Proposal No. 1 — Redemption Limit FOR AGAINST ABSTAIN Elimination Proposal — To amend, by way of special resolution, Pathfinder’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of Class A Ordinary Shares (as defined below) issued as part of the units sold in Pathfinder’s initial public offering (“Public Shares”) in connection with an initial business combination and to authorize Pathfinder to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001 (the “Redemption Limit Elimination Proposal”); 2. Proposal No. 2 — Extension Amendment FOR AGAINST ABSTAIN Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association pursuant to an amendment in the form set forth on Annex A to the accompanying proxy statement to extend the date by which Pathfinder has to consummate a business combination from February 19, 2023 to May 19, 2023 (the “Charter Extension Date”) and to allow Pathfinder, without another shareholder vote, by resolution of Pathfinder’s board of directors, to elect to further extend the Charter Extension Date by one month, for a total of four months, until June 19, 2023, unless the closing of a Business Combination (as defined below) has occurred prior thereto (the “Extension Amendment Proposal”); and 3. Proposal No. 3 — Adjournment Proposal — FOR AGAINST ABSTAIN To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and Class B ordinary shares, par value $0.0001 per share, in the capital of Pathfinder represented (either in person or by proxy) at the time of the Shareholder Meeting to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal (the “Adjournment Proposal”). CONTROL NUMBER Signature Signature, if held jointly Date , 2023 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.